INVESTOR PRESENTATION

August 2021

INSPIRED

ESSENTIAL ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; income trends with respect to B2/B3 gaming machines in the United Kingdom ("UK") following a substantial reduction of maximum permitted bets, which came into effect on April 1, 2019; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; the potential effect of the Coronavirus pandemic, and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Report on Form 10-Q for the period ended June 30, 2021 and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. For 2019, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. as a "blank check company" for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our initial business combination by acquiring the Inspired Gaming Group. Such acquisition and related transactions are referred to collectively as the "Business Combination". We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as constant currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement. Certain of the trademarks used herein are trademarks of third parties.

INSPIRED
ESSENTIAL ENTERTAINMENT

Proven and Experienced Management Team







Name	Lorne Weil	Brooks Pierce	Daniel Silvers	Stewart Baker	Carys Damon
Position	Executive Chairman	President and Chief Operating Officer	Executive Vice President and Chief Strategy Officer	Executive Vice President and Chief Financial Officer	Executive Vice President General Counsel
Prior Experience	Chairman of the Board & CEO of Scientific Games	Aristocrat, Scientific Games, Sportech	IGT, bwin.party, Fortress Investment Group	Experian, Deloitte	Marriot Harrison LLP

Highlights

A leading omni-channel B2B provider of Gaming, Leisure, Virtual Sports and Interactive content globally

- A leading presence in the UK, Greece and Italy with significant momentum in North America
- Combination of strong technology and top-performing content drive over 80% recurring revenue business[1]

Significant momentum in Online Business as gaming migrates online

- Aggregate monthly revenue from Inspired's online businesses[2] increased from $1.7 million[3] in January 2020 to $3.9 million[3] in June 2021, notwithstanding retail businesses reopening
- Jurisdictional expansion in North America, Europe, South America; new commercial agreements with Entain, Snaitech, Stoiximan and OPAP; and continued strong product development
- New customers acquired represent an attractive monetization opportunity going forward as seen in July 2021 record revenues for Interactive business

Strong resurgence of retail businesses following COVID-19 closures

- Gaming and Virtual Sports largely returned to pre-COVID levels in customers' reopened retail venues in July 2021
- Holiday parks continue to exhibit strong performance and pubs improving steadily week-to-week since constraints were lifted on July 19, 2021
- Q3 2021 Adjusted EBITDA guidance of $28 million to $30 million, with midpoint nearly double Q3 2020 Adjusted EBITDA of $15.9 million[4] excluding VAT-related income

Significant financial flexibility following refinancing and secondary offering

- Refinanced debt during Q2 2021, issuing £235.0 million (approximately US $325 million) of 7.875% senior secured notes and put in place a £20.0 million ($27.6 million) secured revolving facility, which extended maturity profile and increased operating flexibility, while lowering expected interest expense
- Facilitated Landgame Trust's secondary offering of 6.2 million shares of Inspired common stock, which included allocations to over 40 institutional investors

Note: All figures converted to USD based on exchange rate of 1.39 GBP/USD unless otherwise noted below.
(1) Recurring revenue includes revenue generated from participation-based contracts and licensing arrangements which are amortized over a multi-year period. 2020 Recurring revenue excludes VAT-related revenue. (2) Online business includes Online Virtuals and Interactive. (3) Assuming FX rate of 1.37 GBP/USD. (4) Based on reported Adjusted EBITDA with exchange rate of 1.28 GBP/USD in 3Q 2020.

Key Drivers in Inspired Businesses




CLEVELAND
22





	GAMING	VIRTUAL SPORTS	INTERACTIVE	LEISURE
% OF 2020 / 2Q21 REVENUE	55.4% / 39.1%	16.2% / 19.7%	6.7% / 14.0%	21.7% / 27.2%
KEY BUSINESS DRIVERS	Regulated Gaming Globally Shifting Share from Fewer Casinos to Many "Distributed" Venues	Rapid Growth of Legalized Sports Betting and Lottery	Leverage Top-Performing Content in Rapidly Growing Online Gaming	Cross-Selling Opportunities and Improved Economics from Digital Pub Conversion

UNTAPPED POTENTIAL IN NORTH AMERICA

INSPIRED
ESSENTIAL ENTERTAINMENT

Reopening Has Demonstrated Business Resilience

Recent Business Update

- Constraints on betting shops, pubs and holiday parks in England were lifted on July 19, 2021 following COVID-19-related restrictions associated with the staged reopening of operations during Q2 2021
- Inspired returned to growth in Q2 2021 after the COVID-19 lockdowns in Europe due to our comprehensive COVID-19 mitigation plan and the strength of our online Virtual Sports and Interactive businesses
  - Worldwide media attention and brand awareness from high profile Virtuals events
  - Turnover volumes increased within existing clients
  - Breadth of opportunities, including new contracts with DraftKings, FanDuel, GVC, Stoiximan and several Interactive content aggregators
- Gaming and Virtual Sports largely returned to pre-COVID levels in customers' reopened retail venues in Q2 2021
- In Leisure, Holiday parks have continued to exhibit strong performance following July 19, 2021 and pubs have steadily improved performance week-to-week since constraints were completely lifted

Recent Key Highlights

Gaming

- Emerging North American VLT business
  - Entry into Illinois VLT market with 540 cabinets sold through Q2 2021 –Inspired cabinets have consistently outperformed for Illinois trial customers
  - Encouraged by game performance in 100 VLTs that have been placed with Western Canada Lottery Corporation
- Retail businesses rebounding quickly to pre-COVID-19 levels:
  - Since constraints were lifted, the UK, Italy and Greece VLTs were operating largely at pre-COVID levels on a per unit basis.

Virtual Sports

- Wider distribution of products
  - Launched V-Play Plug & Play™ with BetMGM , Borgata and partypoker in New Jersey
  - Contracts with DraftKings, FanDuel and Entain to provide V-Play Plug & Play™, which allows their online players to access multiple virtual sports via an intuitive player interface
  - DC Lottery to launch Virtual Sports in both land-based and interactive platforms

Interactive

- Growing from a larger base
  - Q2 2021 Interactive revenues increased 69% year over year and July 2021 was the highest revenue month in Company history, notwithstanding the re-opening of retail customers
  - Live with 65% of operators (by GGR) in New Jersey and 40% of operators (by GGR) in Michigan in July 2021 with multiple new customers and states to follow
  - Expanded portfolio of Interactive RGS Aggregators including Scientific Games, Playtech, Microgaming, Relax Gaming, iForium, Pariplay, SBTech and GAN
  - Currently releasing 4-5 new games every month

Leisure

- COVID-19 constraints were lifted in England in July 2021 with holiday parks continuing to exhibit strong performance and pubs improving steadily week-to-week since constraints were lifted on July 19, 2021, after more than a year of severe constraints






INSPIRED
JAGR'S
SUPER SLOT



Substantial Recurring Revenue Supported by Long-Term Participation-Based Contracts

Inspired FY2020 Recurring Revenue[1,2]



Gaming
$68MM
71%[2]
Virtual Sports
$32MM
94%
Interactive
$13MM
99%
Leisure
$44MM
94%
Inspired
$158MM
84%[2]
Non-recurring
Recurring

- Large installed base
- Participation-driven model
- Immediate revenue generation once retail venues reopen
- Products essential to generating revenue for customers
- Long-term contracts

(1) Recurring revenue includes revenue generated from participation-based contracts and licensing arrangements which are amortized over a multi-year period. (2) USD amounts based on a GBP/USD average exchange rate of 1.29 for the year ending 12/31/2020. (3) Gaming recurring revenue percentage excludes $42.2 million VAT-related revenue. Including VAT-related revenue, Gaming recurring revenue was 44% of total Gaming revenue. (4) Recurring revenue percentage excludes $42.2 million VAT-related revenue. Including VAT-related revenue, recurring revenue was 67% of total revenue.

Highly and Increasingly More Diversified Business



2018
Q2 2021
End User
Casino & Bingo 4%
AGCs, MSAs & Holiday Parks 2%
Online 11%
Betting Shop 83%
Casino & Bingo 7%
MSAs & AGCs 4%
Other 4%
Pubs 9%
Betting Shops 36%
Holiday Parks 11%
Online 29%
Revenue Composition
Virtual Sports(1) 27%
Gaming 73%
Leisure 27%
Gaming 39%
Interactive 14%
Virtual Sports 20%
Top 5 Customers
Customer A 17%
Customer B 18%
Other 51%
Customer C 9%
Customer E 3%
Customer D 4%
Customer F 10%
Customer A 9%
Customer B 7%
Other 62%
Customer C 6%
Customer G 6%

INSPIRED
ESSENTIAL ENTERTAINMENT

Expect continued diversification as Virtual Sports and Interactive segments continue to scale and the Company invests into key North American markets

(1) In 2018, Interactive was included in Virtual Sports segment.

Significant Momentum in Online

Online revenues between Online Virtuals and Interactive nearly doubled between January 2020 and June 2021

Q2 2019
Signed deal to provide online casino games to Loto-Quebec

Launched Interactive content with Lottomatica, Novibet, L&L and Svenska Spel

Q4 2019
Launched online casino games across 888's full estate

Golden Nugget launched Interactive content

Q2 2020
Signed contract with DraftKings and Fan Duel to provide Online Virtuals and Interactive

Signed distribution deal with GAN

Launched interactive slot content with Lottoland, Boylsports, Harrah's New Jersey and Casumo

Q3 2020
Stoiximan and Kindred went live with Interactive content

Launched Interactive content for Caliente

Q1 2021
Expanded Virtuals agreement with Entain including New Jersey

Expanded Snaitech agreement in Italy

Issued provisional supplier license for iGaming in Michigan

Q2 2021
Launched Interactive games in Michigan

Signed iGaming contract with Wynn Resorts

Q2 2019 | Q3 2019 | Q4 2019 | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 | Q2 2021

Q2 2019
Announced Virtual Sports products are live online with Caesars, Golden Nugget and Resorts Casino

Q3 2019
Signed exclusive license deal with NFL Alumni to utilize the name, brand, image, persona and likeness of the NFLA members to be commercially used in virtual football games

Interactive content live with Virgin Bet

Q1 2020
Interactive RGS Content launched with Sky Vegas and Resorts

Expanded aggregators to include Microgaming, Relax Gaming, iForium and Pariplay

Q2 2020
Hosted Virtual Grand National & virtual Kentucky Derby on national television

Announced plans to launch Virtual Sports with Oregon Lottery

Signed licensing agreement with Scientific Games to make virtual sports available through their sports betting aggregation platform

Q3 2020
Launched Virtuals online with Sisal Sans in Turkey

Q4 2020
Signed agreement with Intralot to launch Virtuals in both retail and interactive outlets for the DC Lottery

Q3 2021
Launched Virtual Plug & Play with BetMGM in NJ with other U.S. states to follow

Received iGaming license from ALGC to launch Interactive games on only gaming site in Alberta


CENTURION
CENTURION

GAMING SEGMENT OVERVIEW

- Gaming growth shifting from large casinos to many distributed venues
- Inspired is a leader in server based gaming and provides content on a distributed basis, allowing access to a wide footprint through internet and proprietary networks
- ~32,000 machines live and top games in key jurisdictions, including UK, Greece, Italy and North America with its recent launch in Illinois
- Revenue primarily generated through long-dated revenue share contracts (vs. product sales)

2020 GAMING REVENUE BY GEOGRAPHY


Italy
5%
Rest of
World
11%
Greece
21%
UK
63%

Based on revenue, excluding VAT-related revenue, for the twelve months ended December 31, 2020.

INSPIRED
ESSENTIAL ENTERTAINMENT

Well Positioned for North America Route Markets

- Inspired delivered its first Valor™ terminals in Illinois in Q4 2019
  - 540 Valor terminals sold in Illinois since launching in Q4 2019
  - Nearly every major Illinois operator trialed Valor and all resulted in follow-on orders
  - New Illinois legislation allows:
    - 6 machines per video gambling establishment (up from 5)
    - Increased $4 stakes and up to $1,199 prizes
- First VLT sale into Canada
  - 100 Valor terminals placed with Western Canada Lottery Corporation in second quarter 2021



Cumulative Illinois Valor™ Terminals Sold
600
500
400
300
200
100
0
116
277
277
331
429
469
540
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

INSPIRED ESSENTIAL ENTERTAINMENT


CLEVELAND
22

VIRTUAL SPORTS SEGMENT OVERVIEW

- Pioneer and a world leader of Ultra-HD games that create an always-on sports wagering experience
  - Largest portfolio, including basketball, football, horse racing and soccer
  - Continual stream of fast-paced action, ultra-realistic player simulations and a tremendous breadth of bet types
  - Cross-over product between sports betting and casino gaming
- High margin with revenue primarily generated through revenue share contracts
- Popular in betting shops in the UK, Italy and Greece and online
- Expanding portfolio of North American customers, including Pennsylvania Lottery, Washington DC Lottery and New Jersey online casino operators


VIRTUAL FOOTBALL
VIRTUAL SPORTS
INSPIRED
VIRTUAL SOCCER
VIRTUAL MARBLE RACING
VIRTUAL BASKETBALL
VIRTUAL HORSE RACING
VIRTUAL MOTOR RACING
VIRTUAL DOG RACING

INSPIRED
ESSENTIAL ENTERTAINMENT


CENTURION
MAXIMUS WINNUS
MEGAWAYS™

INTERACTIVE SEGMENT OVERVIEW

- Online gaming operators use our top-performing game titles online and on mobile devices worldwide
- Interactive Revenue and Adjusted EBITDA grew from $4.7 million and $0.1 million in 2019 to $18.8 million and $11.3 million LTM 2021, respectively, with incremental margin expansion
- High-growth, high-margin recurring revenue business
  - Interactive Revenues doubled in Q4 2020 year over year and were up 69% year over year in 2Q21
  - Granted provisional supplier license for iGaming in Michigan


Pro Forma Interactive Revenues
CAGR = 22.5%
$ in millions
$5.9
$6.3
$7.1
$13.3
CY 2017
CY 2018
CY 2019
CY 2020

For 2017-2019 periods, Interactive revenue is shown on a pro forma basis to include NTG acquisition.

INSPIRED ESSENTIAL ENTERTAINMENT


REEL KING
Power★Stars
COPS ROBBERS
REEL KING
Multiplier

LEISURE SEGMENT OVERVIEW

- A leading supplier of gaming terminals to pubs, arcades, service areas and holiday resorts in the UK
- Ability to leverage top performing content across platforms
- Potential for digital transition to drive improved economics
  - Analog machines need to be physically removed to change the content, leading to high logistics costs.
  - Digital machines are connected to the server with multiple games


ANALOG MACHINES
Manual updates
1 game per machine
Lower daily cash box
Manual cash box collection
DIGITAL MACHINES
Multiple games per machine
Download games remotely
Refresh content frequently
Higher daily cash box
Ability to go cashless in future

INSPIRED
ESSENTIAL ENTERTAINMENT

Established Presence Across Multiple Product Verticals[1]

13,700+ UK LBO Installed Base	**8,100+** UK Pubs Installed Base	**7,000+** UK Holiday Parks, AGCs and MSAs Installed Base	**~100** Live Interactive Customers
8,500+ Greece VLT Installed Base	**#1 SBG Game** in Greece by Customer Win per Day	**32,000** Virtual Sports Retail Venues	**170+** Websites (Interactive Games)

Strong position across UK LBOs, pubs, holiday parks and MSAs in addition to Greek VLTs and Italian Virtual Sports

INSPIRED
ESSENTIAL ENTERTAINMENT

(1) Metrics shown as of 12/31/20

Proven Track-Record of Strong Content Development

Three-time Virtual Sports supplier of the year at ICE and by EGR

Virtual Sports



17
Different Virtual Sports Games

Gaming / Interactive Content



REEL KING
CENTURION
REELUS MAXIMUS
MEGA
COPS ROBBERS
SUPER HOT FRUITS

100+
Titles Deployed per Year

Gaming Content & Hardware Development



Valor | Prismatic | Prismatic Community

Inspired's omni-channel approach seeks to maximize return on investment by leveraging its content across multiple platforms

Longstanding Customer Relationships

Representative Customers Under Contract (Length of Relationship)

Customer	Length of Relationship
William Hill	15+ years
Betfred	15+ years
Wetherspoon	20+ years
Flutter	15+ years
Entain	15+ years
Sky Bet	15+ years
bet365	11 years
Genting	12 years
Sisal	11 years
Lottomatica	9 years
Snaitech	12 years
Codere	8 years
OPAP	5 years

Strong customer retention across major blue-chip lottery, sports betting, gaming and pub operators

Future Growth Drivers

- North American VLTs
- Interactive
- Virtual Sports
- iLottery

INSPIRED
ESSENTIAL ENTERTAINMENT

Market Capitalization

Capitalization Table (unaudited) (US$ in millions, except per share data)	Actual 6/30/21
Cash	$24.5
Senior Bank Debt[(1)]	324.7
Accrued Interest, Finance Lease Liabilities and Pension Liability[(2)]	7.9
Total Debt	$332.6
Net Debt	**$308.1**
Diluted Shares Outstanding[(3)] (in millions)	24.326
Share Price (As of market close August 20, 2021)	$11.93
Equity Market Capitalization	**$290.2**
Implied Enterprise Value[(4)]	**$598.3**

Note: Balance sheet figures are as of June 30, 2021. Equity market capitalization as of market close on 8/20/21.
(1) Principal balance.
(2) Includes accrued interest of $2.9 million and pension liability of $3.0 million.
(3) As of August 20, 2021. Excludes 0.624 million unvested restricted stock and includes 1.571 million shares subject to vested RSUs. Excludes any impact from warrant exercise.
(4) Equals Net Debt plus Equity Market Capitalization

INSPIRED




Spirit of the
SAMURAI


CENTURION

Appendix


GODDESS
AMAZON

Segment Performance 2Q 2021

Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
	Three Months Ended June 30, 2021					
Revenue:						
Service	$ 12.8	$ 8.2	$ 5.8	$ 10.7	$ —	$ 37.5
Product	3.4	—	—	0.6	—	4.0
Total revenue	16.2	8.2	5.8	11.3	—	41.5
Cost of sales, excluding depreciation and amortization:						
Cost of service	(3.6)	(0.5)	(0.9)	(3.0)	—	(8.0)
Cost of product	(2.4)	—	—	(0.3)	—	(2.7)
Selling, general and administrative expenses	(6.7)	(2.7)	(1.3)	(8.2)	(6.2)	(25.1)
Stock-based compensation expense	(0.4)	(0.1)	(0.1)	(0.1)	(2.7)	(3.4)
Acquisition and integration related transaction expenses	—	—	—	—	(0.1)	(0.1)
Depreciation and amortization	(5.8)	(0.7)	(0.9)	(4.1)	(0.4)	(11.9)
Net operating income (loss)	(2.7)	4.2	2.6	(4.4)	(9.4)	(9.7)
Adjusted EBITDA[1]	$ 3.5	$ 6.4	$ 3.6	$ (0.2)	$ (5.3)	$ 8.0

[1] See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

INSPIRED
ESSENTIAL ENTERTAINMENT

Segment Performance FY2020

Audited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
	Twelve Months Ended December 31, 2020					
Revenue:						
Service	$ 92.2	$ 32.4	$ 13.3	$ 40.8	$ —	$ 178.7
Product	18.3	—	—	2.8	—	21.1
Total revenue	110.5	32.4	13.3	43.6	—	199.8
Cost of sales, excluding depreciation and amortization:						
Cost of service	(15.7)	(2.9)	(1.9)	(9.6)	—	(30.1)
Cost of product	(12.4)	—	—	(2.0)	—	(14.4)
Selling, general and administrative expenses	(24.5)	(4.4)	(3.9)	(30.8)	(21.2)	(84.8)
Stock-based compensation expense	(0.8)	(0.4)	(0.3)	(0.1)	(3.2)	(4.8)
Acquisition and integration related transaction expenses	—	—	—	—	(7.0)	(7.0)
Depreciation and amortization	(27.6)	(3.7)	(2.3)	(16.9)	(1.8)	(52.3)
Net operating income (loss)	29.5	21.0	4.9	(15.8)	(33.2)	6.4
Adjusted EBITDA[1]	$ 57.9	$ 25.1	$ 7.5	$ 1.3	$ (19.7)	$ 72.1

Note: Gaming and Total Revenue include $42.2 million of VAT-related revenue.
[1] See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

Segment Performance FY2019

Audited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
	Twelve Months Ended December 31, 2019					
Revenue:						
Service	$ 73.8	$ 33.4	$ 4.7	$ 22.6	$ —	$ 134.5
Product	17.7	—	—	1.2	—	18.9
Total revenue	91.5	33.4	4.7	23.8	—	153.4
Cost of sales, excluding depreciation and amortization:						
Cost of service	(18.1)	(2.6)	(0.7)	(4.0)	—	(25.4)
Cost of product	(12.0)	—	—	(0.9)	—	(12.9)
Selling, general and administrative expenses	(29.7)	(6.0)	(4.0)	(12.7)	(18.0)	(70.4)
Stock-based compensation expense	(1.0)	(0.6)	(0.2)	(0.1)	(7.1)	(9.0)
Acquisition and integration related transaction expenses	—	—	—	—	(6.7)	(6.7)
Depreciation and amortization	(30.4)	(2.6)	(2.9)	(3.8)	(2.3)	(42.0)
Net operating income (loss)	0.3	21.6	(3.1)	2.3	(34.1)	(13.0)
Adjusted EBITDA[1]	$ 32.8	$ 25.2	$ 0.1	$ 6.2	$ (15.3)	$ 49.0

Note: FY2019 results include NTG acquisition from October 1, 2020.

[1] See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

INSPIRED ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: 2Q 2021 Adjusted EBITDA by Segment

Three Months Ended June 30, 2021						
Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ (2.7)	$ 4.2	$ 2.6	$ (4.4)	$ (43.5)	$ (43.8)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.2	0.2
Items outside the normal course of business:						
Costs of group restructure	—	—	—	—	—	—
Acquisition and integration related transaction expenses	—	—	—	—	0.1	0.1
Refinancing of company debt	—	—	—	—	0.8	0.8
Italian tax related costs related to prior years	—	1.4	—	—	—	1.4
Stock-based compensation expense	0.4	0.1	0.1	0.1	2.7	3.4
Depreciation and amortization	5.8	0.7	0.9	4.1	0.4	11.9
Total other expense (net)	—	—	—	—	33.8	33.8
Income tax	—	—	—	—	0.3	0.3
Adjusted EBITDA ($)	$ 3.5	$ 6.4	$ 3.6	$ (0.2)	$ (5.3)	$ 8.0
Adjusted EBITDA (£)	£ 2.5	£ 4.5	£ 2.5	£ (0.1)	£ (3.8)	£ 5.7
Exchange rate - $ to £						*1.40*

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: FY2020 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2020

Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 29.5	$ 21.0	$ 4.9	$ (15.8)	$ (72.0)	$ (32.4)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.6	0.6
Items outside the normal course of business:						
Costs of group restructure	—	—	—	—	0.8	0.8
Acquisition and integration related transaction expenses	—	—	—	—	7.0	7.0
Impairment on interest in equity method investee	—	—	—	—	0.7	0.7
Stock-based compensation expense	0.8	0.4	0.3	0.1	3.2	4.8
Depreciation and amortization	27.6	3.7	2.3	16.9	1.8	52.3
Total other expense (net)	—	—	—	—	37.9	37.9
Income tax	—	—	—	—	0.4	0.4
Adjusted EBITDA ($)	$ 57.9	$ 25.1	$ 7.5	$ 1.3	$ (19.7)	$ 72.1
Adjusted EBITDA (£)	£ 44.3	£ 19.6	£ 5.9	£ 0.9	£ (15.2)	£ 55.5
Exchange rate - $ to £						*1.29*

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.
Gaming and Total Adjusted EBITDA include $41.3 million of VAT-related income.

Non-GAAP Reconciliation: FY2019 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2019

Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 0.3	$ 21.6	$ (3.1)	$ 2.3	$ (62.2)	$ (41.1)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.6	0.6
Items outside the normal course of business:						
Costs of group restructure	1.1	—	0.1	—	2.1	3.3
Acquisition and integration related transaction expenses	—	—	—	—	6.7	6.7
Italian tax related costs relating to prior years	—	0.4	—	—	—	0.4
Stock-based compensation expense	1.0	0.6	0.2	0.1	7.1	9.0
Depreciation and amortization	30.4	2.6	2.9	3.8	2.3	42.0
Total other expense (net)	—	—	—	—	27.9	27.9
Income tax	—	—	—	—	0.1	0.1
Adjusted EBITDA ($)	$ 32.8	$ 25.2	$ 0.1	$ 6.2	$ (15.3)	$ 49.0
Adjusted EBITDA (£)	£ 25.5	£ 19.7	£ 0.1	£ 4.8	£ (11.9)	£ 38.2
Exchange rate - $ to £						*1.28*

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.
FY2019 results Include NTG acquisition from October 1, 2020.

INSPIRED

ESSENTIAL ENTERTAINMENT